Fifth Third Bank | All Rights Reserved
Exhibit 99.1
Barclays Capital
Global Financial Services Conference
Kevin T. Kabat
President & Chief Executive Officer
September 14, 2010
Please refer to earnings release dated July 22, 2010 and 10-Q dated
August 9, 2010 for further information, including full results reported on a U.S.
GAAP basis

Fifth Third Bank | All Rights Reserved
2Q10 in review
Significant improvement in credit trends
• Net charge-offs declined 25% sequentially (lowest level since
2Q08)
– At $434M, down 43% from $756M peak
• Nonperforming assets declined 5% and nonperforming loans
declined 8% sequentially (lowest levels since the first half of
2009)
– Total delinquencies declined 17% sequentially (lowest
level since 2Q07)
• Loan loss allowance of 4.85%, 146% of nonperforming loans and leases and more than two times annualized 2Q10 net charge-offs
• Realized credit losses have been significantly below SCAP
scenarios
Actions driving progress
• Focusing on credit quality, portfolio management and loss
mitigation strategies
• Executing on customer satisfaction initiatives and improving customer loyalty
• Enhancing breadth and profitability of offerings and
relationships
• Becoming an employer of choice in the industry by continuing to enhance employee engagement
Continued strong operating results
• Net income of $192 million versus 1Q10 net loss of $10 million
• Pre-provision net revenue of $567 million consistent with 1Q10
• Average core deposits up $582 million, or 1% sequentially;
Average transaction deposits up $1.3 billion, or 2% sequentially
• Strong capital ratios: Tier 1 common 7.2%, Leverage ratio 12.2%,
Tier 1 ratio 13.7%, Total capital ratio 18.0%
• Extended $20 billion of new and renewed credit

FIFTH THIRD BANK

3.0%
2.7%
2.6%
2.3%
2.0%
2.0%
1.7%
1.6%
1.5%
1.5%
1.4%
1.4%
1.3%
USB WFC PNC MTB FITB HBAN BBT CMA STI KEY RF ZION MI

474%
207%
189%
186%
149%
127%
102%
91%
88%
79%
75%
71%
42%
MTB PNC USB WFC CMA FITB BBT HBAN STI KEY RF ZION MI

1.2%
1.1%
1.1%
1.0%
0.7%
0.6%
0.5%
0.4%
0.3%
0.0%
(0.8%)
(0.9%)
(1.1%)
PNC MTB USB WFC FITB BBT CMA HBAN KEY STI RF ZION MI

165%
141%
120%
112%
112%
104%
99%
95%
88%
76%
71%
69%
62%
USB MTB WFC HBAN CMA PNC BBT FITB KEY ZION MI STI RF

Fifth Third Bank | All Rights Reserved
Strong profitability results
Core PPNR / Average assets (Annualized) Core PPNR / NCOs
Price to Book Value
Strong relative profitability not yet reflected in valuation.
Source: SNL Financial and company reports. Data as of 2Q10. Price to Book as of 9/9/10.
* Core pre-tax pre-provision earnings excludes the following items: securities gains/losses, gains/losses from debt extinguishments, leveraged lease gains/losses, gains from asset sales, and other non-recurring items.
ROAA
…driving above average profitability.
…more than sufficient to absorb credit losses… Strong pre-provision profitability…

FIFTH THIRD BANK

4.0%
3.5%
3.0%
2.5%
2.0%
$836
$874
$882
$901
$887
3.26%
3.43%
3.55%
3.63%
3.57%
$950
$850
$750
$650
$550
$450
2Q09
3Q09
4Q09
1Q10
2Q10
Net interest income (right axis)
PAA*
NIM

3.57%
3.62%
31 bps
33 bps
NIM
NIM growth
FITB
Peer average

5.0%
4.0%
3.0%
2.0%
1.0%
400
300
200
100
0
2Q09
3Q09
4Q09
1Q10
2Q10
Spread (right axis)
Asset yield
Liability rate

Fifth Third Bank | All Rights Reserved
Net interest income
NII and NIM (FTE)
• Sequential trends in net interest income and
net interest margin reflect weak loan demand
and impact of excess liquidity held in cash
equivalents
– NII down $14M and NIM down 6 bps in
2Q10 over prior quarter
• Expect improved NII and NIM in 3Q10 from
CD maturities, stable loan spreads, and
public funds deposit runoff
(bps)
Reported NIM and YOY growth versus peers
Peers include: BBT, CMA, HBAN, KEY, MI, MTB, PNC, RF, STI, USB, WFC, ZION
Source: SNL Financial and company reports
* Reflects purchase accounting adjustments from the First Charter acquisition of $37M, $29M, $25M, $21M, and $17M in 2Q09, 3Q09, 4Q09, 1Q10, and 2Q10, respectively.
** Excludes purchase accounting adjustments
Yields and rates**
($Ms)

FIFTH THIRD BANK

(2%) QoQ; (6%) YoY
33
49
33
48
32
45
33
45
33
44
2Q09
3Q09
4Q09
1Q10
2Q10
Commercial Loans
Consumer Loans

+1% QoQ; +12% YoY
16
36
17
17
36
17
16
38
18
15
43
19
15
43
19
2Q09
3Q09
4Q09
1Q10
2Q10
Demand
IBT/Savings/MMDA
Consumer CD/Core foreign

(6%) QoQ; (40%) YoY
11
8
12
10
6
10
10
4
8
11
2
7
11
2
6
2Q09
3Q09
4Q09
1Q10
2Q10
LT debt
ST borrowings
Non-core deposits

Fifth Third Bank | All Rights Reserved
Balance sheet:
Continued growth in core funding
• CRE loans down 4% sequentially and 14% from the previous year
• C&I loans were flat sequentially and down 7% from the previous year largely due to customer pay-downs and deleveraging despite strong originations
– C&I balance trends more positive thus far in 3Q10
• Consumer loans down 2% sequentially and 1% from the previous year
– 3Q10 balances likely to increase due to retention of higher quality, shorter term mortgages
• Currently expect period end loans to be flat to up modestly in 3Q10
• Loan to core deposit ratio of 100%, down from 119% in 2Q09
• Everyday Great Rates strategy continues to drive core deposit growth
– DDAs up 3% sequentially and 16% year-over-year
– Retail transaction deposits up 5% sequentially and 12% from 2Q09
– Commercial transaction deposits down 2% from 1Q10, up 41% from 2Q09
• Expect modest period end core deposit growth in 3Q10, despite public funds and CD runoff
Average loan growth ($B)^
Average core deposit growth ($B)
82
80
78 78
69 70
72
76
Average wholesale funding ($B)
31
26
20
22
• Reduced wholesale funding by $1.2 billion sequentially and $12.4 billion from the previous year
– Non-core deposits down 10% sequentially and 45% from the previous year
– Short term borrowings up 4% sequentially and down 80% from the previous year
– Long-term debt down 5% sequentially and 2% from the previous year
^ Excludes loans held-for-sale
Note: Numbers may not sum due to rounding
77
77
19

$700
$600
$500
$400
$300
$200
$100
$0
620
624
645
653
605
650
629
659
624
625
601
615
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
Core
Core Fee Income Ex-Credit Items

$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
913
819
912
856
938
828
945
872
952
861
932
877
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
Core
Core Noninterest Expense Ex-Credit Items

6

Fifth Third Bank | All Rights Reserved
Stable income and expense in difficult environment
Core fee income ($M)
Core expenses ($M)
• Core noninterest income of $601M declined $23M, or 4%, compared with prior quarter, impacted by lower mortgage banking net revenue
• Sequential strength in card and processing revenue (+15%), corporate banking revenue (+14%), and deposit service charges (+5%)
• Credit-related costs affected fee income by $14M in 2Q10 compared with
$1M in 1Q10 and $8M in 2Q09
• 3Q mortgage revenue results likely to be stronger than originally expected, reflecting continued strong originations and current MSR hedge gain positions
• Reg E impact tracking to be in-line or modestly better than initial $80 million annualized estimate (unmitigated)
• 3Q10 pretax gain on BOLI settlement of $125 million (net of expenses)
• Expense trends reflect elevated credit costs, higher compensation due to increased production levels, and investment in sales force expansion
• Core efficiency ratio of 62.6% in 2Q10, compared with 62.4% in 1Q10 and
61.6% in 2Q09
• Credit-related costs affected noninterest expenses by $55M in 2Q10
($91M in 1Q10 and $57M in 2Q09)
• Total expense related to mortgage repurchases ~$18M in 2Q10 compared with $39M in 1Q10 and $10M in 2Q09
– Mortgage repurchase expense expected to increase in 3Q10;
increased claims, file requests and losses likely to result in higher modeled 3Q mortgage repurchase reserves
* Refer to slide 18 for itemized effects of non-core fees and expenses

FIFTH THIRD BANK

0.6%
1.4%
2.2%
2.3%
2.3%
2.3%
2.5%
2.6%
2.7%
3.0%
3.0%
3.2%
4.2%
MTB CMA PNC FITB WFC USB BBT STI ZION RF HBAN KEY MI

2.2%
2.5%
3.0%
3.5%
3.6%
3.9%
3.9%
4.3%
4.3%
4.7%
4.8%
5.2%
6.2%
USB MTB CMA KEY HBAN FITB PNC WFC BBT RF STI MI ZION

Peer average: 33%
20%
23%
24%
28%
28%
30%
32%
36%
37%
38%
38%
41%
49%
CMA KEY USB PNC MTB FITB HBAN BBT MI WFC STI RF ZION

(4%)
(2%)
(2%)
1%
6%
7%
11%
15%
18%
18%
18%
22%
26%
FITB USB KEY HBAN CMA PNC MTB MI WFC RF BBT STI ZION

6

Fifth Third Bank | All Rights Reserved
Strong credit metrics compared with peers
Source: SNL Financial and company reports. Data as of 2Q10.
HFI NPA Ratio
Peer average: 2.5%
Peer average: 4.0%
Net Charge-off Ratio (Annualized)
“Texas Ratio”
(HFI NPAs + Over 90s) / (Reserves + TCE)
HFI NPAs + Over 90s - Reserves / TCE
Peer average: 11%
FITB credit metrics lower than peer average and represent position of relative strength

FIFTH THIRD BANK

2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10
FITB
Peer Average

1.6%
1.4%
1.2%
1.0%
0.8%
0.6%
0.4%
0.2%
0.0%
3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10
FITB
Peer Average

4.5%
3.5%
2.5%
1.5%
0.5%
3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10
FITB
Peer Average

4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10
FITB
Peer Average

©

Fifth Third Bank | All Rights Reserved
Recent credit trends better than peers
Source: SNL and company reports. NPA and NCO ratios exclude loans held-for-sale and covered assets for peers where appropriate.
* 4Q08 net charge-offs included $800M in NCOs related to commercial losses moved to held-for-sale
FITB credit metrics were higher than peers but are now generally better than peers
NPA ratio vs. peers Net charge-off ratio vs. peers*
Loans over 90 days delinquent % vs. peers Loans 30-89 days delinquent % vs. peers
(7.5%) (HFS transfer)

FIFTH THIRD BANK

3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10

Down 14%
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
477
517
555
561
550
2,110
2,430
2,392
2,172
1,980
2Q09
3Q09
4Q09
1Q10
2Q10
Commercial
Consumer

Down 49%
$1,000
$800
$600
$400
$200
$0
$754
$542
$510
$544
$832
$602
$405
$310
$125
$160
$152
$137
$200
2Q09
3Q09
4Q09
1Q10
2Q10
Total
Commercial
Consumer

8

Fifth Third Bank | All Rights Reserved
Non-performing loans
Non-performing loans ($M)
$2.6B
$2.9B
$2.9B
$2.7B
Non-performing loans improving with lower
severity mix
$2.5B
Non-performing loan inflows have been lower than peers since early 2009.
FITB NPL inflows (relative to loans) vs. Peers
FITB
Source: SNL Financial
Peers include: MI, RF, KEY, STI, JPM, C, BBT, WFC, USB, BAC, HBAN, CMA, PNC, and MTB
New non-performing loan flows ($M)
NPL flows have declined significantly

$1,200
$1,000
$800
$600
$400
$200
$0
($200)
3.31%
4.69%
4.88%
4.91%
4.85%
5%
4%
3%
2%
1%
0%
-1%
-2%
$415
$196
$68
$8
$626
$756
$708
$582
$434
($109)
2Q09
3Q09
4Q09
1Q10
2Q10
Net Charge-offs
Provision
Reserves as % of Loans

146%
99%
124%
85%
212%
140%
Reserves / NPLs
Reserves / NPAs
Reserves / Annualized NCOs
FITB
Peer Average

9

Fifth Third Bank | All Rights Reserved
Strong reserve position
Source: SNL and company reports. NPAs/NPLs exclude held-for-sale portion for all banks and covered assets for BBT, USB, and ZION.
Coverage ratios are strong relative to peers
Industry leading reserve level
1. FITB 4.85%
2. KEY 4.16%
3. ZION 4.11%
4. HBAN 3.79%
5. RF 3.71%
6. MI 3.69%
7. PNC 3.46%
8. WFC 3.21%
9. USB 2.83%
10. STI 2.79%
11. BBT 2.66%
12. CMA 2.38%
13. MTB 1.77%
Peer Average 3.21%
Reserves / Loans

11.7%
10.7%
10.6%
10.6%
10.5%
10.2%
10.1%
9.8%
9.7%
9.2%
8.5%
8.2%
7.2%
BBT PNC CMA KEY WFC FITB USB STI ZION HBAN RF MTB MI

10.1%
8.2%
7.7%
7.4%
7.0%
6.9%
6.8%
6.5%
6.3%
6.3%
6.0%
5.8%
5.7%
CMA MI KEY PNC STI ZION BBT FITB WFC RF HBAN USB MTB

9.8%
8.9%
8.3%
8.1%
7.9%
7.9%
7.7%
7.6%
7.4%
7.2%
7.1%
7.0%
6.2%
CMA BBT PNC KEY STI ZION RF WFC USB FITB HBAN MI MTB

11.4%
11.2%
11.2%
10.9%
10.9%
10.8%
10.8%
10.4%
10.4%
10.3%
10.1%
9.6%
7.6%
CMA BBT ZION FITB RF KEY PNC MI HBAN STI WFC USB MTB

Fifth Third Bank | All Rights Reserved
Robust capital position
Source: SNL and company reports.
Strong capital ratios relative to peers, particularly considering reserve levels
Peer average w/
TARP: 11.5%
Peer average
w/o TARP: 9.7%
Tier 1 capital ratio (with and without TARP)
9.2%
11.0%
13.5%
12.6%
12.5%
13.6%
13.7%
12.0%
Tangible common equity ratio
Peer average: 7.0%
Tier 1 common ratio
Peer average: 7.8%
(Tier 1 common + reserves) / RWA
Peer average: 10.4%

FIFTH THIRD BANK

Status as of June 2010 data

At Risk
Expansion
Recovery
Recession

Fifth Third Bank | All Rights Reserved
Majority of footprint beginning to recover
(Early cycle impact; strong industrial base)
Source:  Map from Moody’s Analytics, deposit market share data from SNL Financial and FDIC
Categories based on Moody’s Analytics’ Adversity Index, which is a composite index of unemployment, industrial production, home prices and housing starts. Declining values lead to labeling as Recession, rising indicators are labeled as Recovery, rising indicators past previous growth peaks are labeled as Expansion, and mixed indicators are labeled as At Risk

FIFTH THIRD BANK

Achieve market share leadership in a majority of our markets

- Higher deposits / branch
- Better and deeper customer relationships

Focus on expanding underpenetrated high-potential service areas

- Small business
- Private banking
- Treasury management

Ongoing initiatives

- Customer satisfaction
- Employee engagement
- Business line sales integration strategy

Opportunistic hiring

- Market disruption has given us the opportunity to hire strong talent from former competitors

13 Fifth Third Bank | All Rights Reserved Continuing to invest for the future

Fifth Third Bank | All Rights Reserved
Well-positioned for changed financial landscape
Fifth Third’s business model is driven by traditional banking activities
— Making loans, taking deposits, treasury management
— Largest bank headquartered within core Midwest footprint
No significant business at Fifth Third impaired during crisis; core business activities not generally limited by financial reform
— Didn’t/don’t originate/sell CDOs
— Didn’t/don’t originate/sell subprime mortgages or Option ARMs
— De minimis market making in derivatives
— De minimis proprietary trading
— Small private equity portfolio <$100M (holding company subsidiary)
— Low level of financial system “interconnectedness” (e.g., Fifth Third loss in Lehman bankruptcy should be less than $2 million)
— Daily VaR less than $500 thousand
While financial reform will be costly, expect financial reform to create new opportunities for banking industry through re-intermediation
Expect to continue capitalizing on strong competitive position as the landscape evolves further toward Fifth Third’s traditional strengths

Fifth Third Bank | All Rights Reserved
Peer performance summary – YoY Comparison
Source: SNL Financial and company reports.
(1) Regional bank peer average consists of BBT, CMA, HBAN, KEY, MTB, MI, PNC, RF, STI, USB, WFC, and ZION.
* Operating fee growth, core pre-tax pre-provision earnings, and operating efficiency ratio exclude the following items: securities gains/losses, gains/losses from debt extinguishments, leveraged lease gains/losses, gains from asset sales, goodwill impairment charges, FDIC special assessment, the pro forma effect of the 2Q09 processing business sale, and other non-recurring items. Average loans include only loans held-for-investment. NPAs exclude loans held-for-sale and covered assets.
Continued relative outperformance on key value drivers
FITB
2Q10
Regional
bank peer
average
(1)
2Q10
Performance
vs. peers
Core pre-tax pre-provision earnings* /
average assets (annualized)
2.0% 1.9% Better
Average core deposits growth +12% +7% Better
Net charge-off ratio / (bps) 2.26% (-82) 2.50% (-3) Better
NPA ratio* / (bps) 3.87% (+39) 4.01% (+50) Better
Operating efficiency ratio* 63% 64% Better
Average loan growth* -6% -7% Better
Net interest margin / (bps) 3.57% (+31) 3.62% (+33) In-line

Fifth Third Bank | All Rights Reserved
Cautionary statement
This report may contain statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities
Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as
“believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,”
“should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K and our most recent quarterly report on Form 10-Q. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us.
There are a number of important factors that could cause future results to differ materially from historical performance and these forward-
looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic conditions and weakening in the economy, specifically the real estate market, either nationally or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business, are less favorable than expected; (2) deteriorating credit quality; (3) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (4) changes in the interest rate environment reduce interest margins; (5) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (6) Fifth Third’s ability to maintain required capital levels and adequate sources of funding and liquidity; (7) maintaining capital requirements may limit Fifth Third’s operations and potential growth; (8) changes and trends in capital markets; (9) problems encountered by larger or similar financial institutions may adversely affect the banking industry and/or Fifth Third (10) competitive pressures among depository institutions increase significantly; (11) effects of critical accounting policies and judgments; (12) changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board (FASB) or other regulatory agencies;
(13) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, one or more acquired entities and/or the combined company or the businesses in which Fifth Third, one or more acquired entities and/or the combined company are engaged;
(14) ability to maintain favorable ratings from rating agencies; (15) fluctuation of Fifth Third’s stock price; (16) ability to attract and retain key personnel; (17) ability to receive dividends from its subsidiaries; (18) potentially dilutive effect of future acquisitions on current shareholders’ ownership of Fifth Third; (19) effects of accounting or financial results of one or more acquired entities; (20) difficulties in separating Fifth Third Processing Solutions from Fifth Third; (21) loss of income from any sale or potential sale of businesses that could have an adverse effect on Fifth Third’s earnings and future growth; (22) ability to secure confidential information through the use of computer systems and telecommunications networks; and (23) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity.
You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements.

FIFTH THIRD BANK

81%
77%
74%
73%
71%
71%
70%
70%
68%
67%
67%
66%
65%
ZION HBAN FITB MI CMA RF MTB STI PNC BBT WFC KEY USB

1.50%
1.34%
1.32%
1.31%
1.20%
1.11%
1.10%
1.04%
0.98%
0.79%
0.79%
0.77%
0.44%
ZION BBT KEY MI HBAN RF STI USB FITB MTB PNC WFC CMA

7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10
Spread
C&I Yield
1 Month Libor

9

Fifth Third Bank | All Rights Reserved
Liability mix and pricing discipline drive
strong net interest income/NIM results
• Strong, deposit rich core funding mix
supports relatively low cost of funds
– Low reliance on wholesale funding
• Continued pricing discipline on
commercial loans, consistent with market
trends toward better risk-adjusted spreads
– C&I spreads over 1-month LIBOR
have increased more than 150 bps in
the past two years
Source: SNL and company reports.
Deposits / Assets
C&I Spread to 1-month LIBOR
2Q10 Cost of Funds Peer Comparison
Peer average 1.06%
Peer average 69%

$700
$600
$500
$400
$300
$200
$100
$0
94
3
483
57
8
564
111
45
535
73
30
562
91
1
569
55
14
552
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
Noninterest Expense Credit Items
Fee Income Credit Items
Core

Fifth Third Bank | All Rights Reserved
Pre-tax pre-provision earnings
• Reported PPNR of $567M consistent with strong 1Q10 levels, reflecting fee income results and lower expenses, partially offset by lower net interest income
• Core PPNR of $552M, due to negative adjustments totaling $15M, resulting in sequential and year-over-year declines of 3% and 2%, respectively
• Excluding the impact of credit-related adjustments ($69M in 2Q10), PPNR down 6% versus
1Q10; down 2% versus 2Q09
Core PPNR
Core PPNR reconciliation
* Pre-provision net revenue (PPNR): net interest income plus noninterest income minus noninterest expense
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10
Reported PPNR $511 $2,393 $844 $562 $568 $567
Adjustments:
Gain on sale of Visa shares - - (244) - - -
BOLI charge 54 - - - - -
Gain from sale of processing interest - (1,764) 6 - - -
Divested merchant and EFT revenue (155) (169) - - - -
Class B Visa swap fair value adjustment - - - - 9 -
Securities gains/losses 24 (5) (8) (2) (14) (8)
Visa litigation reserve expense - - (73) - - -
Other litigation reserve expense - - - 22 4 3
FTPS warrants and puts - - - (20) 2 (10)
Seasonal pension expense - - 10 - - -
FDIC special assessment - 55 - - - -
Divested merchant & EFT expense
(est.) 49 54 - - - -
Core PPNR $483 $564 $535 $562 $569 $552
Credit Related Items:
OREO write-downs, FV adjs, & G/L on
loan sales 3 8 45 30 1 14
Problem asset work-out expenses 94 57 111 73 91 55
Credit adjusted PPNR $580 $630 $690 $665 $661 $621

41%
32%
30%
25%
25%
23%
22%
17%
15%
15%
13%
13%
11%
ZION
MTB
MI
BBT
CMA
RF
HBAN
KEY
USB
FITB
STI
PNC
WFC

478%
425%
304%
276%
274%
253%
210%
208%
166%
155%
153%
145%
139%
MTB
ZION
BBT
RF
MI
HBAN
CMA
USB
KEY
STI
FITB
PNC
WFC

Fifth Third Bank | All Rights Reserved
Manageable commercial real estate exposure
CRE / Assets
Source: SNL and company reports.
CRE / (TCE + Reserves)
Peer average: 256%
Peer average: 22%
CRE exposure lower than peer average; problems relatively more manageable given capital and reserves

•

•

•

•

50%
40%
30%
20%
10%
0%
3 4 5 6 7 8 9 10 11 12

345
403
350
179
80
< 6 months
6-12 months
12-18 months
18-24 months
24+ months

70%
60%
50%
40%
30%
20%
10%
0%
3 months
6 months
9 months
12 months

9

Fifth Third Bank | All Rights Reserved
Troubled debt restructurings (TDR) overview
Successive improvement in vintage performance during 2008
and 2009, even as volume of modification increased
Fifth Third’s mortgage portfolio TDRs have redefaulted at a
lower rate than other bank held portfolio modifications
— Fifth Third’s TDRs are about a third less likely to
redefault than modifications on GSE mortgages
Of $1.8B in consumer TDRs, over $1.6B were on accrual
status and $246M were nonaccruals
— $1.0B of TDRs are current and have been on the books
6 or more months; within that, $600M of TDRs are
current and have been on the books for more than a
year
TDR default propensity declines significantly with seasonality
— We do not typically see significant defaults on current
loans once a vintage approaches 12 months since
modification
TDR performance has improved in newer vintages
Outperforming redefault benchmarks
Source:  Fifth Third and OCC/OTS data; data through 4Q09; industry data cumulative through 4Q09
Mortgage TDR 60+ redefault trend by vintage
1Q08      $69M
2Q08    $135M
3Q08    $146M
4Q08    $176M
1Q09    $221M
2Q09    $257M
Months since modification
Mortgage TDR 60+ redefault rate: Fifth Third comparison
(through December 2009)
Fannie Mae
Industry
portfolio loans
Fifth Third
Volume by
vintage
Freddie Mac
3Q09    $386M
Current consumer TDRs ($Ms)
4Q09    $153M
$1.0
billion
2008
2009
Time since restructuring

FIFTH THIRD BANK

4.9%
4.2%
4.1%
3.8%
3.7%
3.7%
3.5%
3.2%
2.8%
2.8%
2.7%
2.4%
1.8%
FITB
KEY
ZION
HBAN
RF
MI
PNC
WFC
USB
STI
BBT
CMA
MTB

164%
146%
130%
117%
101%
98%
92%
88%
88%
86%
82%
80%
67%
USB
FITB
KEY
HBAN
PNC
BBT
RF
WFC
MI
CMA
MTB
ZION
STI

142%
124%
119%
105%
88%
80%
79%
75%
70%
70%
67%
65%
58%
USB
FITB
KEY
HBAN
PNC
CMA
RF
WFC
MI
MTB
ZION
BBT
STI

273%
212%
165%
158%
153%
137%
127%
125%
122%
119%
109%
106%
86%
MTB
FITB
CMA
PNC
ZION
WFC
KEY
HBAN
RF
USB
STI
BBT
MI

©

Fifth Third Bank | All Rights Reserved
Industry leading reserve levels
Reserves / NPAs
Reserves / Loans
Source: SNL Financial and company reports. Data as of 2Q10.
NPLs and NPAs exclude loans held-for-sale.
Reserves / Net Charge-offs (Annualized)
Reserves / NPLs
Peer average: 3.2%
Peer average: 140%
Fifth Third is the only bank with both Reserve/NPAs above 1 and Reserves/NCOs >150%
Peer average: 85%
Peer average: 99%

Fifth Third Bank | All Rights Reserved
Potential impact of key elements of Dodd-Frank Act
and other recent financial legislation*
Scope of activity Potential impact**
Volcker Rule /
Derivatives
• Vast majority of derivatives activities are exempted
(FITB generally not a market maker)
• Any proprietary trading de minimis
• “P/E” fund investments <$100M (<1% of Tier 1 capital)
• Expect minimal financial impact from loss of existing
revenue
• Potentially higher compliance costs despite small levels
of non-exempt activities
Debit
Interchange
(Durbin
Amendment)
• LTM^ debit interchange revenue $190M
– Signature $171M, PIN $19M
• LTM debit interchange $ volume: $15B
– Signature $11.6B, PIN $3.4B
• LTM debit interchange transaction volume: 412M
– Signature 328M, PIN 84M
• Will not know what “reasonable” and “proportional” mean
until after Fed study
• Each 10 bps reduction in overall interchange rates would
represent ~$15M revenue impact annually, before effect
of mitigation
• Additional follow-on effects on industry debit card
payments business could result from changes
Deposit
Insurance
• Current assessed base (Deposits): $80B
• Proposed assessed base (Assets-TE): $97B
• FITB percentage share of new industry assessment
base lower than its percentage share of old base (due
to lower reliance on wholesale funding)
• Don’t know assessment rates on new base
• DIF reserve target increase to 1.35% from 1.15%
– May be achieved from banks >$50B through higher
annual assessments or longer period of elevated
assessments
Reg. E
• Requires customers to “opt-in” to allow non-recurring
electronic overdrafts (e.g. debit, ATM) from accounts
• Estimated ~$20M per quarter ($80M annualized)
reduction to deposit service charges, before effect of
mitigation
Potential impact of these and other elements of financial regulatory reform, such as CFPA activities and many other aspects, are unknown at this time
TRUPs exclusion
(Collins
Amendment)
• 280 bps of non-common Tier 1 capital in capital
structure
• >300 bps of non-common Tier 1 currently
– Potentially more than may be needed post-Basel III
• 3-year transition period begins 2013
• Will manage capital structure to desired  composition
* Based on current understanding of legislation. ** Potential impact, as noted above, is not intended to be inclusive of all potential impacts that may result from implementation of legislation. Please refer also to cautionary statement.
^ LTM = last twelve months

$5.0B
$750
$0
$0
$0
$0
$0
2010
2011
2012
2013
2014
2015
2016 on
Fifth Third Bancorp
Fifth Third Capital Trust

$500
$500
$2
$0
$0
$0
$0
2010
2011
2012
2013
2014
2015
2016 on

L-T debt 10%
Demand 17%
Equity 12%
Other liabilities 3%
Interest checking 17%
S-T borrowings 1%
Non-core deposits 6%
Consumer time 10%
Foreign office 3%
Savings/ MMDA 21%

Fifth Third Bank | All Rights Reserved
Strong liquidity profile
Retail Brokered CD maturities: $328M in 2010; $31M in 2011
FHLB borrowings $2.6B
6/30 unused avail. capacity $22B ($18.1B in Fed and $3.6B in FHLB)
Holding Company cash at 6/30/10: $1.4B
—
Total Fed deposits ~$4.0B
Expected cash obligations over the next 12 months (assuming no
TARP repayment)
— $0 debt maturities
— ~$39M common dividends
— ~$205M preferred dividends  (~$35M Series G, ~$170M TARP)
— ~$221M interest and other expenses
Cash currently sufficient to more than satisfy all fixed obligations*
over the next 24 months without accessing capital
markets/subsidiary dividends
Bank unsecured debt maturities ($M – excl. Brokered CDs)
Heavily core funded
Holding company unsecured debt maturities ($M)
* Debt maturities, common and preferred dividends, interest and other expenses
S-T
wholesale
7%